EXHIBIT 21.1

CEDAR SHOPPING CENTERS, INC.
SUBSIDIARIES OF THE REGISTRANT

Entity	Jurisdiction

Academy Plaza L.L.C 1	Delaware
Academy Plaza L.L.C. 2	Delaware
API Red Lion Shopping Center Associates	New York
Cedar-Arlington Road LLC	Delaware
Cedar-August Plaza LLC	Delaware
Cedar-Bailey Road LLC	Delaware
Cedar-Bay City LLC	Delaware
Cedar-Bloomsburg, LLC	Delaware
Cedar-Buffalo Road LLC	Delaware
Cedar-Camp Hill, LLC	Delaware
Cedar Carbondale, LLC	Delaware
Cedar-Carlisle, LLC	Delaware
Cedar-Carrollton LLC	Delaware
Cedar-Celina LLC	Delaware
Cedar Center Holdings L.L.C. 3	Delaware
Cedar-Centerville Plaza LLC	Delaware
Cedar-Chestnut Street LLC	Delaware
Cedar-Clyde LLC	Delaware
Cedar-Columbus LLC	Delaware
Cedar-David Road LLC	Delaware
Cedar-Dover Plaza LLC	Delaware
Cedar Dubois, LLC	Delaware
Cedar-Dunmore LLC	Delaware
Cedar-Fairfield Plaza LLC	Delaware
Cedar-Fort Washington LLC	Delaware
Cedar-Fredericksburg UK, LLC	Delaware
Cedar-Geneseo LLC	Delaware
Cedar-Glen Allen UK, LLC	Delaware
Cedar Golden Triangle LLC	Delaware
Cedar Halifax II, LLC	Delaware
Cedar Hamburg, LLC	Delaware
Cedar-Hudson Plaza LLC	Delaware
Cedar Huntingdon, LLC	Delaware
Cedar-Jordan Lane, LLC	Delaware
Cedar Kenley Village, LLC	Delaware
Cedar-Kent LLC	Delaware
Cedar-Kingston 2, LLC	Delaware
Cedar-Kingston 4, LLC	Delaware
Cedar Lake Raystown, LLC	Delaware
Cedar Lender LLC	Delaware
Cedar-LGN, LLC	Delaware
Cedar-Liberty Marketplace LLC	Delaware
Cedar-Lodi Plaza LLC	Delaware
Cedar-Mansfield Lexington LLC	Delaware
Cedar-Massillon LLC	Delaware
Cedar-McCormick Place LLC	Delaware
Cedar-Mechanicsburg LLC	Delaware
Cedar-Medina LLC	Delaware
Cedar Oakland Mills, LLC	Delaware
Cedar-Ontario Plaza LLC	Delaware

Cedar-Oswego LLC	Delaware
Cedar-Penn Square Tavern	Delaware
Cedar-Pennsboro, LLC	Delaware
Cedar-Pickerington LLC	Delaware
Cedar-Point Limited Partner LLC	Delaware
Cedar-Polaris Plaza LLC	Delaware
Cedar-Portage Trail LLC	Delaware
Cedar-Powell Plaza LLC	Delaware
Cedar Raystown Land, LLC	Delaware
Cedar-Revere LLC	Delaware
Cedar-Riverview LLC	Delaware
Cedar-Riverview LP	Pennsylvania
Cedar-RL LLC	Delaware
Cedar-Salem Run, LLC	Delaware
Cedar-Second Member LLC	Delaware
Cedar-Shelby Plaza LLC	Delaware
Cedar-Shore, LLC	Delaware
Cedar Shopping Centers, Inc.	Maryland
Cedar Shopping Centers Partnership, L.P.	Delaware
Cedar Southington Plaza LLC	Delaware
Cedar St. James, LLC	Delaware
Cedar-Stadium Plaza LLC	Delaware
Cedar Sunset Crossing LLC	Delaware
Cedar Townfair, LLC	Delaware
Cedar Townfair Phase III, LLC	Delaware
Cedar-Trexler SPE, LLC	Delaware
Cedar-Trexler, LLC	Delaware
Cedar-VA Commons, LLC	Delaware
Cedar-Westfield LLC	Delaware
Cedar-Westlake LLC	Delaware
Cedar-Wyoming LLC	Delaware
Cedar-Zanesville LLC	Delaware
Cedar-Valley Plaza LLC	Delaware
CIF-Fairport Associates, LLC	Delaware
CIF-Fairview Plaza Associates, LLC	Delaware
CIF Halifax Plaza Associates, LLC	Delaware
CIF Newport Plaza Associates, LLC	Delaware
CIF Loyal Plaza Associates Corp.	Delaware
CIF-Loyal Plaza Associates, L.P.	Delaware
CIF-Newport Plaza Associates, LLC	Delaware
CH Swede Square, L.P.	Delaware
CIF Pine Grove Pad Associates LLC	Delaware
CIF-Pine Grove Plaza Associates LLC	Delaware
CSC-Columbus LLC	Delaware
CSC-Riverview LLC	Delaware
Cedar-South Philadelphia II, LLC	Delaware
Cedar-South Philadelphia I, LLC	Delaware
Coliseum FF, LLC	Virginia
Delaware 1851 Associates, LP	Delaware
East Little Creek KFC, LLC	Virginia
Fairport Plaza Associates, L.P.	Delaware
Fairview Plaza Associates, L.P.	Delaware
Fort Washington Fitness, L.P.	Delaware
Greentree Road L.L.C. 1	Delaware
Greentree Road L.L.C. 2	Delaware
Halifax Plaza Associates, L.P.	Delaware

Loyal Plaza Associates, L.P.	Delaware
Newport Plaza Associates, L.P.	Delaware
Pine Grove Pad Associates, LLC	Delaware
Pine Grove Plaza Associates, LLC	Delaware
Port Richmond L.L.C. 1	Delaware
Port Richmond L.L.C. 2	Delaware
Swede Square, LLC	Pennsylvania
Swede Square Associates, L.P.	Pennsylvania
The Point Associates, L.P.	Pennsylvania
The Point Shopping Center LLC	Delaware
Virginia General Booth LLC	Virginia
Virginia Kempsville LLC	Virginia
Virginia Little Creek LLC	Virginia
Virginia Smithfield LLC	Virginia
Virginia Suffolk LLC	Virginia
Washington Center L.L.C. 1	Delaware
Washington Center L.L.C. 2	Delaware